Exhibit 99.1

Tastemaker Acquisition Corp. Announces the Separate Trading of its Class A Common Stock and Warrants, Commencing March 1, 2021

New York, NY, February 24, 2021 (GLOBE NEWSWIRE) - Tastemaker Acquisition Corp. (NASDAQ: TMKRU) (the “Company”) announced that, commencing March 1, 2021, holders of the units sold in the Company’s initial public offering may elect to separately trade shares of the Company’s Class A common stock and warrants included in the units. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. The shares of Class A common stock and warrants that are separated will trade on the Nasdaq Capital Market under the symbols “TMKR” and “TMKRW,” respectively. Those units not separated will continue to trade on the Nasdaq Capital Market under the symbol “TMKRU.” Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and warrants.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Tastemaker Acquisition Corp.

Tastemaker Acquisition Corp., led by David Pace, Co-Chief Executive Officer; Andrew Pforzheimer, Co-Chief Executive Officer; Gregory Golkin, President; and Christopher Bradley, Chief Financial Officer, is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While we may pursue an initial business combination target in any stage of its corporate evolution or in any industry, sector or geographic location, we intend to focus our search for a target business operating in the restaurant, hospitality and related technology and service sectors. Please visit our corporate website at https://www.tastemakeracq.com/

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the

Company, including those set forth in the Risk Factors section of the Company’s registration statement for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts

Media Relations

Keil Decker

ICR

(646) 677-1854

tastemaker@icrinc.com

Investor Contact:

Raphael Gross

ICR

(203) 682-8253

tastemaker@icrinc.com